EQUINOX FUNDS TRUST

APPENDIX A

TO THE

MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

(As Amended and Restated on July 31, 2013)

Series/Share Class	Maximum Initial Sales Charge	Maximum Contingent Deferred Sales Charge (“CDSC”)/Holding Period[1]	Maximum Rule 12b-1 Fees[2]	Maximum Shareholder Service Fees	Redemption Fee/Holding Period
1. Equinox Commodity Strategy Fund
Class A	5.75%	None	0.25%	None	1%/30 days
Class C	None	None	1.00%	None	1%/30 days
Class I	None	None	None	None	1%/30 days
2. Equinox EquityHedge U.S. Strategy Fund
Class A	5.75%	None	0.25%	None	1%/30 days
Class C	None	None	1.00%	None	1%/30 days
Class I	None	None	None	None	1%/30 days
3. Equinox QIM/WNTN Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class C	None	None	1.00%	None	None
Class I	None	None	None	None	None
4. Equinox Abraham Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None
5. Equinox Absolute Return Plus Strategy Fund

Series/Share Class	Maximum Initial Sales Charge	Maximum Contingent Deferred Sales Charge (“CDSC”)/Holding Period[1]	Maximum Rule 12b-1 Fees[2]	Maximum Shareholder Service Fees	Redemption Fee/Holding Period
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None
6. Equinox Campbell Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class C	None	1.00%/1 Year	1.00%	None	None
Class P	None	None	0.25%	0.25%	None
Class I	None	None	None	None	None
7. Equinox Chesapeake Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None
8. Equinox Crabel Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None
9. Equinox Eclipse Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None
10. Equinox John Locke Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None
11. Equinox QCM Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None
12. Equinox Tiverton Strategy Fund
Class A	5.75%	None	0.25%	0.25%	None
Class I	None	None	None	None	None

[1]	A CDSC of 1.00% may be assessed on certain redemptions of Class A Shares made within 12 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	Redemption fee is calculated as a percentage of the amount redeemed. The redemption fee is retained by the applicable Fund and is withheld from redemption proceeds.